                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):

                                September 8, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

         MARYLAND                                000-50398                               20-0118736
(State or other jurisdiction             (Commission File Number)           (I.R.S. Employer Identification No.)
of incorporation)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On September 8, 2004, Technology Investment Capital Corp. issued a press release announcing that it has completed a $15 million transaction with TrenStar, Inc., a leading provider of radio frequency identification ("RFID")-enabled mobile asset management solutions to major industrial companies. Technology Investment
Capital Corp.'s investment consists of senior notes with warrants. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

               EXHIBIT NO.                DESCRIPTION
               -----------                -----------

               99.1                       Press release dated September 8, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 9, 2004                  TECHNOLOGY INVESTMENT CAPITAL CORP.

                                            By: /s/ Saul B. Rosenthal
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                                                Saul B. Rosenthal
                                                Chief Operating Officer